UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2009

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT
SAN DIEGO, CALIFORNIA 92121
(Address of Principal Executive Offices)

(858) 202-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2009, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2009.  A copy of the press release and accompanying information is attached as Exhibit 99.1 to this current report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press release dated November 9, 2009, of the registrant.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.
	By:	/s/ Justin J. File
Date: November 9, 2009		Justin J. File
Controller
(Principal Financial and Accounting Officer)

3.

INDEX TO EXHIBITS

99.1  Press release dated November 9, 2009, of the registrant.

4.